UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2022
DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Denny's Corporation (the "Company") was held on May 18, 2022. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the nine director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2022, (3) adopted the non-binding advisory resolution approving the compensation of the Company's named executive officers and (4) voted against the stockholder proposal requesting the board of directors oversee the preparation of an analysis, made publicly available, of the feasibility of increasing tipped workers' starting wage to a full minimum wage.

The voting results were as follows:

1.The election of nine (9) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Bernadette S. Aulestia	54,168,233	165,636	12,188	3,419,805
Olu Beck	53,312,645	1,021,463	11,949	3,419,805
Gregg R. Dedrick	53,425,929	907,753	12,375	3,419,805
José M. Gutiérrez	54,116,920	220,079	9,058	3,419,805
Brenda J. Lauderback	53,884,899	452,104	9,054	3,419,805
John C. Miller	54,099,068	235,022	11,967	3,419,805
Donald C. Robinson	54,006,390	327,453	12,214	3,419,805
Laysha Ward	53,895,840	440,717	9,500	3,419,805
F. Mark Wolfinger	54,099,498	234,458	12,101	3,419,805

2.A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the year ending December 28, 2022:

For	Against	Abstain
57,682,712	68,292	14,858

3.A non-binding advisory resolution to approve the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
53,200,915	1,117,526	27,616	3,419,805

4.     A stockholder proposal regarding the preparation of an analysis of the feasibility of increasing tipped workers' starting wage to a full minimum wage:

For	Against	Abstain	Broker Non-Votes
2,196,671	49,590,375	2,559,011	3,419,805

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 20, 2022	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer